SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 14, 2000


                       AMERICAN ACCESS TECHNOLOGIES, INC.
                       ----------------------------------
              (Exact name of registrant as specified in its charter


             Florida                                      59-3410234
     ---------------------------                       -----------------
    (State or other jurisdiction                       (IRS Employer
      of incorporation)                                Identification No.



             37 Skyline Drive, Suite 1101, Lake Mary, Florida 32746

       Registrant's telephone number, including area code: (407) 333-1446


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     Item 5. Other Events

     American Access Technologies, Inc., ("American Access") on September 14, 2000 was served as a defendant in a lawsuit filed by Vulcan Microsystems, Inc. ("Vulcan") in the Circuit Court of the Eleventh Judicial Circuit for Miami-Dade County Florida.

     Vulcan alleges that American Access breached the terms and committed other misdeeds in connection with the companies' letter of intent to establish a joint venture to engage in e-commerce. Vulcan is seeking in excess of $15,000 damages.

     American Access intends to vigorously defend its position and is filing a counterclaim against Vulcan to include damages in excess of $15,000.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMERICAN ACCESS TECHNOLOGIES, INC.



  October 5, 2000                             By: s/John E. Presley
                                                  ----------------------------
                                                    John E. Presley, President